UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2024

AGRIFY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Rd. Building 3 Billerica, MA 01862	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on January 8, 2024,the shareholders of Agrify Corporation (the “Company”) approved an amendment to the Company’s 2022 Omnibus Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of Common Stock available for issuance thereunder by 250,000 shares and to revise the minimum vesting provision (the “Plan Amendment”). The Plan Amendment was included as Proposal 6 in the Company’s the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 18, 2023, as supplemented on January 4, 2024 (the “Proxy Statement”). A copy of the 2022 Plan, as amended to reflect the Plan Amendment, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 8, 2024, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually, commencing at 10:00 a.m. Eastern Time.  Of the Company’s 1,701,243 shares of common stock issued and outstanding and eligible to vote as of the record date of December 6, 2023, a quorum of 860,486 shares, or approximately 50.57% of the eligible shares, were represented at the virtual Annual Meeting either in person or by proxy.

A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Item 1 - Election of Directors

Each of the director nominees listed below were elected as directors for a one-year term, such term to continue until the annual meeting of stockholders in 2024 and until such directors’ successors are duly elected and qualified. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Raymond Chang	450,141	6,184	404,161
I-Tseng Jenny Chan	449,806	6,519	404,161
Timothy Mahoney	433,836	22,489	404,161
Max Holtzman	449,319	7,006	404,161
Leonard J. Sokolow	433,503	22,822	404,161
Krishnan Varier	433,523	22,802	404,161

Item 2 – Ratification of Appointment of Marcum LLP

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
814,313	44,094	2,079

Item 3 – Amendment to Articles of Incorporation

There were not sufficient affirmative votes to approve amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 to 35,000,000, and to correspondingly increase the total authorized shares of stock from 13,000,000 to 38,000,000, which required the affirmative vote of a majority of the Company’s outstanding common stock as of the record date. As further described below, pursuant to Item 7, the Company will adjourn the Annual Meeting solely with respect to Item 3 to give time to solicit additional votes. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
773,080	82,995	4,411

Item 4 – Approval of Increase in Number of Shares Underlying Warrants

The proposal, as required by Nasdaq Listing Rule 5635(d), the increase in the number of shares of Common Stock underlying the warrant issued by the Company on October 27, 2023 upon the occurrence of certain equity issuances or conversions, was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
439,027	15,946	1,352	404,161

Item 5 – Approval of Amendment to Senior Secured Convertible Note

The proposal, as required by Nasdaq Listing Rule 5635, the amendment of the Senior Secured Convertible Note held by CP Acquisitions LLC, an affiliate of Raymond Chang and I-Tseng Jenny Chan (“CP Acquisitions”), to, among other things, consolidate a Senior Secured Note and a certain promissory note held by CP Acquisitions with the convertible note, decrease the conversion price thereunder to $1.46 per share of Common Stock and to increase the beneficial ownership limitation to 49.99%, was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
418,561	36,101	1,663	404,161

Item 6 – Approval of Amendment to 2022 Omnibus Equity Incentive Plan

The amendment to the Agrify Corporation 2022 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 250,000 shares and to revise the minimum vesting provision was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
441,419	13,659	1,247	404,161

Item 7 – Approval of Adjournment of Annual Meeting

The proposal to adjourn the Annual Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
822,278	36,397	1,811

Pursuant to the approval of Item 7, and due to Item 3 not receiving sufficient votes for approval at the Annual Meeting, the Company adjourned the Annual Meeting solely with respect to Item 3. During the period of the adjournment, the Company will continue to solicit votes from its shareholders with respect to Item 3.

Shareholders will be able to attend the reconvened Annual Meeting virtually at at www.virtualshareholdermeeting.com/AGFY2023 on Monday, January 22, 2024 at 10:00 a.m. Eastern Time. Shareholders who have already submitted their proxy do not need to resubmit their proxy. Proxies previously submitted in respect of Item 3 for the Annual Meeting will be voted at the reconvened Annual Meeting as indicated therein, unless properly revoked in accordance with the procedures described in the Proxy Statement. The record date for determining shareholders eligible to vote at the reconvened Annual Meeting will remain the close of business on December 6, 2023.

No changes have been made in the proposal contained in Item 3. The Company strongly encourages all of its stockholders to read the Proxy Statement and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov.

Item 7.01. Regulation FD Disclosure.

On January 8, 2024, the Company issued a press release disclosing the results of the Annual Meeting and the adjournment with respect to Item 3 as described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

Exhibit No.	Description

10.1
Agrify 2022 Omnibus Equity Incentive Plan, as amended (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 18, 2023).

99.1*	Press Release of Agrify Corporation dated January 8, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: January 8, 2024	By:	/s/ Raymond Nobu Chang
Raymond Nobu Chang
Chief Executive Officer